UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 22, 2014

PAYMENT DATA SYSTEMS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12500 San Pedro, Suite 120, San Antonio, TX	78216
(Address of principal executive offices)	(Zip Code)

 (210) 249-4100
 (Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported under items 1.01, 2.01, and 3.02 in our Current Report on Form 8-K, filed on December 24, 2014, we entered into an Asset Purchase Agreement with Akimbo Financial, Inc., a Texas corporation in the business of prepaid card program management, pursuant to which we agreed to purchase substantially all of the assets of Akimbo, including certain assumed liabilities, subject to the exclusions, terms and conditions set forth in the Asset Purchase Agreement. The aggregate purchase price for the Akimbo business and assets is $3 million in unregistered, restricted shares of our common stock, reduced dollar for dollar by the amount of post-closing adjustments.

This Current Report on Form 8-K/A amends the previously filed Current Report on Form 8-K by adding the financial information required by items 9.01(a) and 9.02(b) as permitted by item 9.01(a)(4) and 9.01(b)(2), respectively.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, our planned spin-off, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Akimbo Financial, Inc. at December 22, 2014 and December 31, 2013 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of Payment Data Systems, Inc. at December 31, 2014 reflecting the acquisition of Akimbo Financial, Inc. are attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm dated March 9, 2015.
99.1	Audited financial statements of Akimbo Financial, Inc. at December 22, 2014 and December 31, 2013.
99.2	Unaudited pro forma condensed consolidated financial information of Payment Data Systems, Inc. at December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYMENT DATA SYSTEMS, INC.

Date: March 9, 2015	By:	/s/ Michael R. Long
	Name:	Michael R. Long
	Title:	Chief Executive Officer